                                                                    Exhibit 99.7

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                           $2,591,799,604.05
Beginning of the Month Finance Charge Receivables:                        $134,031,322.06
Beginning of the Month Discounted Receivables:                                      $0.00
Beginning of the Month Total Receivables:                               $2,725,830,926.11

Removed Principal Receivables:                                                      $0.00
Removed Finance Charge Receivables:                                                 $0.00
Removed Total Receivables:                                                          $0.00

Additional Principal Receivables:                                                   $0.00
Additional Finance Charge Receivables:                                              $0.00
Additional Total Receivables:                                                       $0.00

Discounted Receivables Generated this Period:                                       $0.00

End of the Month Principal Receivables:                                 $2,591,257,172.52
End of the Month Finance Charge Receivables:                              $136,465,334.68
End of the Month Discounted Receivables:                                            $0.00
End of the Month Total Receivables:                                     $2,727,722,507.20

Special Funding Account Balance                                                     $0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)         $1,482,000,000.00
End of the Month Transferor Amount                                      $1,109,257,172.52
End of the Month Transferor Percentage                                             42.81%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                 $57,754,094.93
     60-89 Days Delinquent                                                 $41,871,886.55
     90+ Days Delinquent                                                   $79,055,181.70

     Total 30+ Days Delinquent                                            $178,681,163.18
     Delinquent Percentage                                                          6.55%

Defaulted Accounts During the Month                                        $16,677,241.06
Annualized Default Percentage                                                       7.72%

Jun-2002                             1996-C                               Page 2

Principal Collections                                            $278,726,653.98
Principal Payment Rate                                                    10.75%

Total Payment Rate                                                        11.63%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $184,500,000.00
     Class B Initial Invested Amount                              $19,125,000.00
     Class C Initial Invested Amount                              $21,375,000.00
                                                           ---------------------
INITIAL INVESTED AMOUNT                                          $225,000,000.00

     Class A Invested Amount                                     $246,000,000.00
     Class B Invested Amount                                      $25,500,000.00
     Class C Invested Amount                                      $28,500,000.00
                                                           ---------------------
INVESTED AMOUNT                                                  $300,000,000.00

     Class A Adjusted Invested Amount                            $246,000,000.00
     Class B Adjusted Invested Amount                             $25,500,000.00
     Class C Adjusted Invested Amount                             $28,500,000.00
                                                           ---------------------
ADJUSTED INVESTED AMOUNT                                         $300,000,000.00

PREFUNDED AMOUNT                                                           $0.00

FLOATING ALLOCATION PERCENTAGE                                            11.57%
PRINCIPAL ALLOCATION PERCENTAGE                                           11.57%

     Class A Principal Allocation Percentage                              82.00%
     Class B Principal Allocation Percentage                               8.50%
     Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                  $32,262,523.70

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                      $4,427,359.53

MONTHLY SERVICING FEE                                                $375,000.00

INVESTOR DEFAULT AMOUNT                                            $1,930,385.48

Jun-2002                             1996-C                               Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    82.00%

     Class A Finance Charge Collections                           $3,937,934.84
     Other Amounts                                                        $0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $3,937,934.84

     Class A Monthly Interest                                       $378,840.00
     Class A Servicing Fee                                          $307,500.00
     Class A Investor Default Amount                              $1,582,916.09

TOTAL CLASS A EXCESS SPREAD                                       $1,668,678.75

CLASS A REQUIRED AMOUNT                                                   $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.50%

     Class B Finance Charge Collections                             $408,200.54
     Other Amounts                                                        $0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $408,200.54

     Class B Monthly Interest                                        $43,930.83
     Class B Servicing Fee                                           $31,875.00

TOTAL CLASS B EXCESS SPREAD                                         $332,394.71
CLASS B INVESTOR DEFAULT AMOUNT                                     $164,082.77
CLASS B REQUIRED AMOUNT                                             $164,082.77

CLASS C FLOATING ALLOCATION PERCENTAGE                                     9.50%

CLASS C MONTHLY SERVICING FEE                                        $35,625.00

Jun-2002                             1996-C                               Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $2,421,672.61

     Excess Spread Applied to Class A Required Amount                      $0.00

     Excess Spread Applied to Class A Investor Charge Offs                 $0.00

     Excess Spread Applied to Class B Required Amount                $164,082.77

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                       $0.00

     Excess Spread Applied to Class C Required Amount                $245,231.62

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                       $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee             $62,500.00

     Excess Spread Applied to Cash Collateral Account                      $0.00

     Excess Spread Applied to Spread Account                               $0.00

     Excess Spread Applied to Reserve Account                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                             $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $1,949,858.22

Jun-2002                             1996-C                               Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $9,588,561.84

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                              $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                  $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                  $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                            $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                              $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.08%
    Base Rate (Prior Month)                                                4.08%
    Base Rate (Two Months Ago)                                             4.10%
                                                                      ---------
THREE MONTH AVERAGE BASE RATE                                              4.08%

    Portfolio Yield (Current Month)                                       11.49%
    Portfolio Yield (Prior Month)                                         12.17%
    Portfolio Yield (Two Months Ago)                                      11.12%
                                                                      ---------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.59%

Jun-2002                             1996-C                               Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $32,262,523.70

INVESTOR DEFAULT AMOUNT                                            $1,930,385.48

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                         $0.00
    Allocable to Class B Certificates                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                           0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $34,192,909.18

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00
CLASS C INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                     $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                     $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                                $9,000,000.00
    Available Cash Collateral Amount                               $9,000,000.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00



                                    First USA Bank, National Association
                                    as Servicer

                                    By: /s/ Michael J. Grubb
                                        -----------------------------------
                                        Michael J. Grubb
                                        First Vice President